Alternative Technology Resources, Inc.
                     Registration Statement on
                             Form SB-2


                           Exhibit 10.52

                      FIRST ADDENDUM TO LEASE

This first addendum to Lease (First Addendum) is made between James W. Cameron, Jr., an unmarried man (Lessor) and [Alternative Technology Resources, Inc.] (formerly known as 3Net Systems, Inc.), a Delaware Corporation, (Lessee), to be a part of that certain Lease, and any addendums thereto (The Lease), dated November 7, 1995 between Lessor and Lessee. Lessor and Lessee agree that, not withstanding anything to the contrary in the Lease, the Lease is hereby modified and supplemented as follows:

1. Effective October 1, 1996, the Lease paragraph 2 (k) is modified to read containing approximately 6234 sq ft., located on the Basement, and 2nd flr of the Building.

2. Effective October 1, 1996, paragraphs 2 (a) & (i) are modified to read:
Base Rent shall now be reduced to $64,020.00 per year. Monthly Installments of base Rent shall be $5,335.00 per month.

3. Paragraph 2 (g) is modified to extend the expiration date to December 31, 1997.

4. All other terms and conditions of the Lease not inconsistent herewith are incorporated herein by reference as though fully set forth and remain in full force and effect unless modified by this First Addendum to Lease.

Agreed and Accepted

LESSOR:                               LESSEE:
JAMES W. CAMERON, JR.,                [Alternative Technology Resources, Inc.]
                                       formerly known as 3Net Systems, Inc.
An unmarried man                      A Delaware Corporation

By:  CLARK H. CAMERON                 By:   GEORGE R. VAN DERVEN

Printed                               Printed
Name:    CLARK H. CAMERON             Name:     GEORGE R. VAN DERVEN

Title:   ATTORNEY IN FACT             Title:    CEO AND PRESIDENT

Date:    11/12/96                     Date:     10/1/96